OHIO NATIONAL FUND, INC.

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Target Equity/Income Portfolio

Income Opportunity Portfolio

U.S. Equity Portfolio

Millennium Portfolio

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The Board of Directors has approved reorganizations pursuant to which each of Target Equity/Income Portfolio, Income Opportunity Portfolio, U.S. Equity Portfolio and Millennium Portfolio (the “Target Portfolios”) assets would be acquired, and its liabilities would be assumed, by the portfolio (the “Survivor Portfolio”) listed opposite the Target Portfolio in the chart below in exchange for shares of the Survivor Portfolio. The Target Portfolio would then be liquidated, and shares of the Survivor Portfolio would be distributed to Target Portfolio shareholders.

TARGET PORTFOLIOS	To be Reorganized into	SURVIVOR PORTFOLIOS
Target Equity/Income Portfolio	¾	Target VIP Portfolio

Income Opportunity Portfolio	¾	Balanced Portfolio

U.S. Equity Portfolio	¾	Balanced Portfolio

Millennium Portfolio	¾	Small Cap Growth Portfolio

Under each reorganization, Target Portfolio shareholders would receive shares of the Survivor Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Portfolio shareholders as a result of the reorganization.

Each reorganization is subject to the satisfaction of certain conditions. Information statement materials describing the reorganizations are expected to be mailed later in 2013. If the closing conditions are satisfied, the reorganizations are expected to occur during the fourth quarter of 2013. The information statement materials will describe the expected date of the reorganizations with more specificity. Prior to the reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

The Reorganizations do not require your approval, and you will not be asked to vote.

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Investors Should Retain this Supplement for Future Reference

August 22, 2013